RBC FUNDS TRUST
RBC BlueBay U.S. Government Money Market Fund
(the “Fund”)
Supplement dated October 2, 2023 to the Fund’s prospectuses (“Prospectuses”), summary prospectuses (“Summary Prospectuses”), and Statements of Additional Information (“SAIs”) dated January 27, 2023 and June 8, 2023, as may be supplemented from time to time
This Supplement provides additional information beyond that contained in the
Prospectuses, Summary Prospectuses, and SAIs and should be read in conjunction with the
Prospectuses, Summary Prospectuses, and SAIs.
In connection with recent regulatory changes, the Securities and Exchange Commission removed the ability of a money market fund to temporarily suspend redemptions (i.e., impose a “redemption gate”), except under extraordinary circumstances as part of a liquidation. The Fund, as a government money market fund, will continue to have the ability to impose a liquidity fee after providing appropriate notice to shareholders.
Accordingly, effective October 2, 2023 (the “Effective Date”), the second paragraph of the “Principal Investment Strategies” section of the Fund’s Fund Summary in the Prospectuses and Summary Prospectuses is deleted in its entirety and replaced with the following:
The Fund Board does not currently intend to impose liquidity fees on Fund redemptions. Please note, however, that the Board reserves the ability to subject the Fund to a liquidity fee in the future, after providing prior notice to shareholders.
In addition, on the Effective Date, the first paragraph of the “Principal Risks” section of the Fund’s Fund Summary in the Prospectuses and Summary Prospectuses is deleted in its entirety and replaced with the following:
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.
In addition, on the Effective Date, the fifth and sixth sentences of the “More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks – Principal Investment Strategies” section of the Prospectuses are deleted in their entirety and replaced with the following:
The Fund Board does not currently intend to impose liquidity fees on Fund redemptions. Please note, however, that the Board reserves the ability to subject the Fund to a liquidity fee in the future, after providing prior notice to shareholders.

In addition, on the Effective Date, the second paragraph of the “More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks – Principal Risks” section of the Prospectuses is deleted in its entirety and replaced with the following:
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.
In addition, on the Effective Date, the third paragraph of the “Investment Policies” section of the SAIs is deleted in its entirety.
In addition, on the Effective Date, the fifth paragraph of the “Additional Purchase and Redemption Information - Additional Information Regarding Sales (Redemptions) of the RBC BlueBay U.S. Government Money Market Fund” section of the SAIs is deleted in its entirety and replaced with the following:
Pursuant to the rules under the 1940 Act that govern the operations of the Fund as a money market fund, the Fund could in the future (subject to Board approval and prior notice to shareholders) impose liquidity fees on all redemptions.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE